UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 5, 2007

DIASYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-24974 (Commission File Number)	06-1339248 (IRS Employer Identification No.)

21 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

Changes in Registrant’s Certifying Accountant

The Company’s independent registered public accounting firm, Deloitte & Touche LLP (“D&T”), has indicated that it will not stand for re-election.   By letter dated April 5, 2007, D&T has confirmed that the client-auditor relationship has ceased.

D&T’s reports on the consolidated financial statements of the Company as of June 30, 2005 and June 30, 2006 and for the years then ended were modified with respect to uncertainty regarding the Company’s ability to continue as a going concern.    Except for such modifications, neither of D&T’s reports on the financial condition of the Company for the past two years have contained any adverse opinion or disclaimer of opinion, or were modified as to uncertainty, audit scope or accounting principles.

The change of accountants has been approved by the Audit Committee of the Board of Directors.

There were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has furnished to D&T a copy of the disclosures made herein.  D&T has furnished a letter indicating that it agrees with the disclosures made herein.

ITEM 9.01

Financial Statements and Exhibits.

Exhibit 16.1    Letter of Deloitte & Touche LLP dated April 5, 2007.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DIASYS CORPORATION

Date: April 11, 2007

S/ JEFFREY B. AARONSON

Jeffrey B. Aaronson

President

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